Inventories	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Disclosure of inventories [text block]
16. INVENTORIES

	December 31, 2020	December 31, 2019
Merchandise held for resale	15,977	11,439
Right of return assets	231	125
Other inventories	216	119
Inventory valuation allowance	(1,082)	(909)

	15,342	10,774

In 2020, inventories of 75,929 (2019: 49,524) were recognized as an expense during the year, in which the related revenue is recognized, and included in cost of sales. In addition, the Group recorded 4,871 (2019: 2,488) of rebates and subsidies from certain vendors which were recognized as a reduction of cost of sales.
In 2020, inventories were reduced by 173 (2019: 703) as a result of the write-down to net realizable value. In addition, losses of inventories amounted to 309 (2019: 514). The write-downs and losses of inventories were recognized as an expense during the period and included in cost of sales.